UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21789

Giordano Investment Trust

(Exact name of registrant as specified in charter)

2530 Riva Road, Suite 312, Annapolis, Maryland 21401

(Address of principal executive offices) (Zip code)

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2007

GIORDANO FUND

September 30, 2007

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Giordano Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

Distributor: Capital Investment Group, Inc., 116 S. Franklin St, Rocky Mount, NC 27804, Phone

1-800-773-3863.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Giordano Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks: market risks, management style risk, small-cap and mid-cap companies risk, credit risk, interest rate risk, maturity risk, preferred securities risk, investment-grade security risk, senior subordinated unsecured corporate bonds risk, junk bonds or lower-rated securities risk, derivative instruments risk, special risks of “alternative investments” and real estate securities risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.nottinghamco.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.nottinghamco.com or by calling Shareholder Services at 1-800-773-3863. The prospectus should be read carefully before investing.

Stated performance in the aforementioned Fund was achieved at some or all points during the period by waiving or reimbursing part of the Fund’s total expenses to ensure shareholders did not absorb expenses significantly greater than the industry norm.

This Annual Report was first distributed to shareholders on or about November 29, 2007.

For More Information on Your Giordano Fund:

See Our Web site @ www.giordanofunds.com
or
Call Our Shareholder Services Group Toll-Free @ 1-800-773-3863

November 27, 2007

Dear Fellow Shareholders, Clients, and Friends,

With great pleasure and pride I submit to you the second annual shareholder letter which is included in the annual report for the Giordano Fund (the “Fund”) for the fiscal year ended September 30, 2007 (“Fiscal Year 2007”). For Fiscal Year 2007, the Fund had a total return of 4.78% versus 16.44% for the S & P 500 Total Return Index. For the Fund’s most up-to-date performance information please see our website at www.giordanofunds.com.

Management Discussion

It seems that the perils of value investing have never been more evident than in Fiscal Year 2007. We faced a very treacherous market with real threats to the investor and the consumer. Some of the challenges we faced included:

* Increased energy prices

* Tighter credit due to sub-prime lending

* A shrinking dollar valuation relative to other currencies around the world

* A country at war

* Rising commodity prices

* Escalating health care costs

* An upcoming presidential election

With all of these potentially damaging and negative events one might ask whether we are heading for an epic bear market. Not to scare you, but with this excessive pessimism, I expect that there will be many short-term disappointments and challenges. In August 2007 some of these events did grab the spotlight and did affect the Fund’s portfolio. As part of our overall strategy we use stop orders to protect profits and limit losses. During August many of our stop orders were executed and significant portfolio holdings were sold, resulting in an overall gain to the Fund. This resulted in a substantial cash position in the Fund. The stock market rebounded very quickly; we were left holding a lot of cash and missed participating in that rally with approximately half of the portfolio. All of these cash proceeds have now been reinvested.

At the time of the writing of this letter our outlook for the financial sector is strong; while others may be panicking we see opportunities. It is my opinion, our economic system and the fundamentals of these great companies where we invest are strong, not broken. Bad news should continue to make its way into the public domain and investments generally will fluctuate. Case in point, our Fund dropped over 2% on the last day of Fiscal Year 2007 as a result of weakness in the markets relating to some profit warnings from companies within the financial sector; however, the equity markets appeared to recover the next day. I do not believe that the stock market’s daily activity should matter unless you are a rapid fire trader with complex strategies and models.

We remain confident about our ability to achieve positive long-term total return. We believe our approach of having a well-diversified portfolio will lay the foundation for a promising future for our shareholders.

Thank you for your confidence and support as we build the Fund. One of the constant challenges we face as a small fund is keeping Fund expenses to a minimum. During Fiscal Year 2007, the Fund’s expense ratio was 6.62%, which was higher than expected and significantly lowered the Fund’s performance. However, this represents a lower expense ratio than where the Fund ended the prior fiscal year with an expense ratio of 9.19%. The Fund’s performance for Fiscal Year 2007 would have been worse had the Fund’s investment advisor and distributor not agreed to waive some of their fees. All of our service providers and those with whom we maintain professional relationships are committed to our success and have provided us with excellent guidance so that we feel well prepared for the future.

Portfolio Activity

When considering new Fund investments or subsequent investments to an existing holding for the portfolio, we use a very thorough analytical approach that we feel has uncovered some excellent long-term opportunities in the financial, healthcare, and industrial sectors. Nevertheless, we remain cautiously optimistic. Currently, the Fund holds twenty- five investments. Each of these investments has paid interest or dividends to the Fund.

The risks associated with value investing can be illustrated by the performance of financial stocks during the past year. At the beginning of Fiscal Year 2007 there was uncertainty surrounding interest rates, the lending environment was brisk, and profits of companies in the financial sector were high. Unfortunately, there were excesses and this led to a sub-prime crisis. This sub-prime crisis has caused many financial services companies to take huge write-offs, led to some loss of confidence in our banking system, and the Federal Reserve Bank lowering interest rates with a view toward providing liquidity to the banking system. The Fund’s holdings in Bank of America, Wells Fargo, The Traveler’s Companies, and Brookline Bancorp all have been impacted, but we continue to hold these assets and are very optimistic for the current income, as well as capital appreciation potential.

There are a lot of knowledgeable investment bankers in the world. As a value manager I look to the activities of others to validate my analysis. To me, nothing is more validating than when one of the Fund’s holdings that I have identified as having long-term value is acquired by another firm. In Fiscal Year 2007, one of the Fund’s holdings, Lyondell Chemical received a takeover proposal from Basell AF. There were many uncertainties surrounding this acquisition. As a result, we made a determination to sell the shares shortly after the takeover announcement. During the short period of time the Fund held the portfolio securities, the Fund realized a significant return. While we normally do not invest for the short-term, taking advantage of all opportunities as they present themselves is important to our overall strategy.

We continue to have a high degree of confidence and are very encouraged by the future prospects of the Fund and plan to continue to adhere to our principles and strategies. By using our strategies and disciplined focus I hope the Fund will outperform the market over time and continue to be a favorable strategy for your portfolio.

As the Fund’s investment adviser and a shareholder I look to the future with great anticipation.

Sincerely,

Joseph A Giordano

President

G IORDANO FUND

Performance Update - $10,000 Investment (Unaudited)

For the period from November 7, 2005 (Date of Initial Public Investment) to September 30, 2007.

Performance Returns for the period from November 7, 2005 (Date of Initial Public Investment) to September 30, 2007.
Average Annual Total Returns	One Year	Since Inception*	Gross Expense Ratio (1)
Giordano Fund	4.78%	2.76%	11.63%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Giordano Fund	5.30%	$10,530
S&P 500 Total Return Index	29.43%	$12,943
* The Fund’s inception date – November 7, 2005 (Date of Initial Public Investment)

This graph depicts the performance of the Giordano Fund (the “Fund”) versus the S&P 500 Total Return Index. The graph assumes an initial $10,000 investment at November 7, 2005 (Date of Initial Public Investment). All dividends and distributions are reinvested, if any. It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

(1) Gross Expense Ratio per most recent Prospectus, dated January 2007.

	Giordano Fund	S&P 500 Total Return Index
11/7/2005	10,000	10,000
12/31/2005	9,690	10,242
3/31/2006	9,970	10,673
6/30/2006	9,900	10,520
9/30/2006	10,050	11,116
12/31/2006	10,410	11,860
3/31/2007	10,260	11,936
6/30/2007	10,710	12,685
9/30/2007	10,530	12,943

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends, if any.

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*
Actual	$1,000.00	$1,026.30	$30.07
Hypothetical (5% return before expenses) $1,000.00		$995.39	$29.61

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 5.92%. The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the most recent one-half year period).

GIORDANO FUND

Schedule of Investments

As of September 30, 2007
	Shares	Market Value (Note 1)		Shares or Principal	Market Value (Note 1)

COMMON STOCKS - 80.87%			Savings & Loan - 1.94%
			Brookline Bancorp, Inc.	4,000	$ 46,360
Aerospace/Defense - 5.35%
Raytheon Company †	2,000	$ 127,640	Software - 4.29%
			Paychex, Inc.	2,500	102,500
Banks - 8.20%
Bank of America Corporation	1,700	85,459	Telecommunications - 7.91%
Wells Fargo & Company †	3,100	110,422	AT&T, Inc.	3,000	126,930
		195,881	Verizon Communications, Inc.	1,400	61,992
Chemicals - 3.53%					188,922
E.l. du Pont de Nemours &
Company	1,700	84,252	Total Common Stocks (Cost $1,810,861)		1,930,902

Commercial Services - 6.45%			EXCHANGE TRADED FUNDS - 5.93%
Deluxe Corporation	1,700	62,628
RR Donnelly & Sons Co.	2,500	91,400	Midcap SPDR Trust Series 1	500	80,450
		154,028	SPDR Trust Series 1	400	61,032
Environmental Control - 2.84%
Waste Management, Inc.	1,800	67,932	Total Exchange Traded Funds (Cost $118,636)		141,482

Healthcare - Products - 3.58%			INVESTMENT COMPANY - 1.69%
Johnson & Johnson	1,300	85,410	Evergreen Institutional Money Market Fund, 5.26%
			(Cost $40,419)	40,419	40,419
Insurance - 4.22%
The Travelers Companies, Inc. †	2,000	100,680	CORPORATE OBLIGATIONS - 11.52%
			ß	Empire Corporation, 10.00%, 05/01/2012
Metal Fabricate/Hardware - 4.05%			(Cost $275,000)	$ 275,000	$ 275,000
The Timken Company	2,600	96,590
			Total Investments (Cost $2,244,916) - 100.01%		$ 2,387,803
Mining - 4.91%			Liabilities in Excess of Other Assets - (0.01)%		(224)
Alcoa, Inc.	3,000	117,360
			Net Assets - 100.00%		$ 2,387,579
Miscellaneous Manufacturing - 11.34%
3M Company	800	74,864	ß

Restricted security - A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. Restricted securities are valued according to the guidelines and procedures adopted by the Board of Trustees. The Fund currently holds an Empire Corporation Senior Subordinated Debenture at a cost of $275,000. The acquisition date for this security was April 30, 2007. The sale of this investment has been restricted and has been valued in accordance with the guidelines adopted by the Board of Trustees. The total fair value of this security at September 30, 2007 is $275,000, which represents 11.52% of net assets. See Note 1 for more information on restricted securities.

(Continued)

General Electric Company	2,000	82,800
Honeywell International, Inc.	1,900	112,993
		270,657
Packaging & Containers - 3.16%
Sonoco Products Company	2,500	75,450

Pharmaceuticals - 9.10%
Eli Lilly & Company	2,000	113,860
Merck & Co., Inc.	2,000	103,380
		217,240

GIORDANO FUND

Schedule of Investments

As of September 30, 2007

Summary of Investments by Industry
	% of Net Assets	Market Value
Industry
Aerospace/Defense	5.35%	$ 127,640
Banks	8.20%	195,881
Chemicals	3.53%	84,252
Commercial Services	6.45%	154,028
Corporate Obligations	11.52%	275,000
Environmental Control	2.84%	67,932
Exchange Traded Funds	5.93%	141,482
Healthcare - Products	3.58%	85,410
Insurance	4.22%	100,680
Investment Company	1.69%	40,419
Metal Fabricate/Hardware	4.05%	96,590
Mining	4.91%	117,360
Miscellaneous Manufacturing	11.34%	270,657
Packaging & Containers	3.16%	75,450
Pharmaceuticals	9.10%	217,240
Savings & Loan	1.94%	46,360
Software	4.29%	102,500
Telecommunications	7.91%	188,922
Total	100.01%	$ 2,387,803

†	Portion of the security is pledged as collateral for call options written.

See Notes to Financial Statements

GIORDANO FUND

Call Options Written

As of September 30, 2007

		Shares Subject to Call	Market Value (Note 1)

Common Stocks, Expiration Date, Exercise Price

*	Raytheon Company, 11/17/2007
	Strike $65.00	2,000	$ 3,300
*	The Travelers Companies Inc., 1/19/2008
	Strike $55.00	2,000	2,300
*	Wells Fargo & Company, 10/20/2007
	Strike $37.50	3,100	930

Total (Premiums Received $8,063)			$ 6,530

*	Non-income producing investment.

See Notes to Financial Statements

GIORDANO FUND

Statement of Assets and Liabilities

As of September 30, 2007

Assets:
Investments, at value (cost $2,244,916)	$2,387,803
Receivables:
Dividends and interest	14,200
Prepaid expenses
Fund accounting fees	2,250
Compliance services fees	645
Other expenses	2,719

Total assets	2,407,617

Liabilities:
Call Options Written, at value (premiums received $8,063)	6,530
Accrued expenses	13,508

Total liabilities	20,038

Net Assets	$2,387,579

Net Assets Consist of:
Capital	$2,220,320
Undistributed net realized gain on investments	22,839
Net unrealized appreciation on investments	144,420

Total Net Assets	2,387,579
Shares Outstanding, no par value (unlimited authorized shares)	226,852
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$10.52

See Notes to Financial Statements

GIORDANO FUND

Statement of Operations

For the fiscal year ended September 30, 2007

Investment Income:
Interest	$22,227
Dividends	53,862

Total Investment Income	76,089

Expenses:
Advisory fees (note 2)	20,987
Administration fees (note 2)	24,000
Transfer agent fees (note 2)	21,000
Fund accounting fees (note 2)	27,210
Compliance service fees (note 2)	7,750
Custody fees (note 2)	5,467
Distribution and service fees (note 3)	5,247
Registration and filing administration fees (note 2)	1,200
Legal fees	17,900
Audit and tax preparation fees	13,500
Registration and filing expenses	5,928
Shareholder servicing expenses	2,918
Printing expenses	580
Trustee fees and meeting expenses	297
Securities pricing fees	2,391
Other operating expenses	8,815

Total Expenses	165,190

Advisory fees waived (note 2)	(20,987)
Distribution and service fees waived (note 3)	(5,247)

Net Expenses	138,956

Net Investment Loss	(62,867)

Realized and Unrealized Gain on Investments

Net realized gain from:
Investments	62,314
Options	1,880
Change in unrealized appreciation on investments	80,125

Realized and Unrealized Gain on Investments	144,319

Net Increase in Net Assets Resulting from Operations	$81,452

See Notes to Financial Statements

GIORDANO FUND

Statements of Changes in Net Assets

For the fiscal year or period ended September 30,	2007	2006 (a)

Operations:
Net investment loss	$(62,867)	$(64,132)
Net realized gain from investment transactions	62,314	19,970
Net realized gain from options	1,880	-
Change in unrealized appreciation on investments	80,125	64,295

Net Increase in Net Assets Resulting from Operations	81,452	20,133

Capital Share Transactions: (note 6)
Shares sold	523,736	1,688,942
Shares repurchased	(6,738)	(19,946)

Increase from Capital Share Transactions	516,998	1,668,996

Net Increase in Net Assets	598,450	1,689,129

Net Assets:
Beginning of period	1,789,129	100,000
End of period	$2,387,579	$1,789,129

Undistributed Net Investment Income	$-	$-

(a)		For the period from November 7, 2005 (Date of Initial Public Investment) to September 30, 2006.

See Notes to Financial Statements

GIORDANO FUND

Financial Highlights

For a share outstanding during the
fiscal year or period ended September 30,	2007	2006 (a)

Net Asset Value, Beginning of Period	$ 10.05	$ 10.00

Income from Investment Operations
Net investment loss	(0.28)	(0.36)
Net realized and unrealized gain on securities	0.75	0.41

Total from Investment Operations	0.47	0.05

Net Asset Value, End of Period	$ 10.52	$ 10.05

Total return	4.68%	0.50%

Net Assets, End of Period (in thousands)	$ 2,388	$ 1,789

Average Net Assets for the Period (in thousands)	$ 2,099	$ 1,334

Ratios of:
Gross Expenses to Average Net Assets (b)	7.87%	11.63	% (c)
Net Expenses to Average Net Assets (b)	6.62%	9.19	% (c)
Net Investment Loss to Average Net Assets	(3.00)%	(5.37)	% (c)

Portfolio turnover rate	89.48%	34.43%

(a)	For the period from November 7, 2005 (Date of Initial Public Investment) to September 30, 2006.
(b)	The expense ratios listed above reflect total expenses prior to any waivers (gross expense ratio) and after waivers (net expense ratio).

(c) Annualized.

See Notes to Financial Statements

GIORDANO FUND

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Giordano Fund (the “Fund”) is a series of the Giordano Investment Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is classified as a diversified company as defined in the 1940 Act.

The Fund commenced operations on November 7, 2005. The investment objective of the Fund is to seek long-term capital appreciation as well as current income by investing at least 80% of its assets in income oriented equity securities and up to 20% of its assets in other investments including, but not limited to, bonds, options, exchange-traded funds and venture capital funds.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Fund’s investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation

Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4 p.m. Eastern Time (the “Valuation Time”). For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall instruct the Administrator in writing as to the primary exchange for such option. Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time. If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time. An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Restricted Securities

Restricted securities held by the Fund may not be sold unless registered pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), or offered pursuant to the registration requirements of the Securities Act. The risk of investing in such securities is generally greater than the risk of investing in the securities of publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security it seeks to sell. In addition, restricted securities may exhibit greater price volatility than securities for which secondary markets exist.

Schedule of Restricted Securities
	Acquisition Date	Acquisition Cost	Current Market Value	Value as % of Net Assets
Empire Corp. 05/01/12	04/30/2007	$275,000	$275,000	11.52%
                                                                            (Continued)

GIORDANO FUND

Notes to Financial Statements

Option Writing

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction). If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund had realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions

The Fund may declare and distribute dividends from net investment income (if any) quarterly. Distributions from capital gains (if any) are generally declared and distributed annually.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates

Advisor

The Fund pays a monthly advisory fee to Giordano Asset Management, LLC (the “Advisor”) based upon the average daily net assets of the Fund and calculated at the annual rate of 1.00% of the Fund’s average daily net assets below $75 million, 0.75% on assets between $75 million and below $125 million, 0.70% on assets between $125 million and below $200 million, and 0.65% on assets over $200 million. For the fiscal year ended September 30, 2007, the advisory fees were waived in the amount of $20,987.

Administrator

The Fund pays a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. A breakdown of these fees is provided below.

Compliance Services

The Nottingham Compliance Services, LLC, a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act. It receives compensation for this service at an annual rate of $7,750.

_______________________________________________________________________________________________________

Administration Fees*	Custody fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
Next $50 million	0.150%	Over $100 million	0.009%
Next $50 million	0.125%
Next $50 million	0.100%	*Minimum monthly fees of $2,000 and $400 for Administration and Custody, respectively.
Over $200 million	0.075%
						(Continued)
GIORDANO FUND

Notes to Financial Statements

Transfer Agent

North Carolina Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund. It receives compensation for its services based upon $15 per shareholder per year, subject to a minimum fee of $1,750 per month.

Distributor

Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor. The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”). The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts. For the fiscal year ended September 30, 2007, $5,247 in fees were incurred and subsequently waived by the Distributor.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$2,241,038	$1,753,221

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2007.

5.	Options Written

As of September 30, 2007, portfolio securities valued at $338,742 were held in escrow by the custodian to cover call options written by the Giordano Fund.

Option Contracts Written for the fiscal year ended September 30, 2007	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	-	$ -
Options written	91	9,943
Options closed	-	-
Options exercised	-	-
Options expired	(20)	(1,880)
Options Outstanding, End of Year	71	$8,063

6.	Federal Income Tax

The tax components of capital shown in Table 1 represent: (1) distribution requirements the Fund must satisfy under the income tax regulations, and (2) unrealized appreciation or depreciation of investments for federal income tax purposes as of September 30, 2007.

Table 1
Undistributed
Ordinary Income	Long-Term Capital Gains	Net Tax Appreciation
$ -	$22,839	$144,420

As a result of the Fund’s operating net investment loss, the following reclassifications, shown in Table 2, were made for the fiscal year ended September 30, 2007. These reclassifications had no effect on the net assets or the net asset value of the Fund.

Table 2
Increase (Decrease) in
Paid-in Capital	Undistributed Net Investment Gain (Loss)	Undistributed Net Realized Gain on Investments
($21,512)	$62,867	($41,355)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of September 30, 2007, are shown in Table 3. There is no difference between book and tax cost.

(Continued)

GIORDANO FUND

Notes to Financial Statements

Table 3	Aggregate Gross Unrealized
Federal Tax Cost	Appreciation	Depreciation
$2,236,853	$185,448	($41,028)

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. There were no dividends or distributions of net investment income or net realized gains paid by the Fund during the fiscal year or period ending September 30, 2007 and September 30, 2006.

7.    Capital Share Transactions
___________________________________________________________________________________________
For the fiscal year or period ended September 30,	2007	2006 (a)
Transactions in Fund Shares	49,473	170,047
Shares sold
Shares repurchased	(637)	(2,031)
Net Increase in Capital Shares	48,836	168,016
Shares Outstanding, Beginning of Period	178,016	10,000
Shares Outstanding, End of Period	226,852	178,016

(a) For the period from November 7, 2005 (Date of Initial Public Investment) to September 30, 2006.

8.	New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value measurements and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for the fiscal period.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in a Fund’s calculation of net asset value per share as late as the Fund’s last such calculation in the first required financial statement period (March 31, 2008). At this time, management is evaluating the implications of FIN 48. Although not yet determined, management does not expect FIN 48 to have a material impact on the financial statements.

9.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust entered into contracts with its vendors, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Giordano Investment Trust

and the Shareholders of Giordano Fund

We have audited the accompanying statement of assets and liabilities of the Giordano Fund, a series of shares of the Giordano Investment Trust, including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period November 7, 2005 (commencement of operations) through September 30, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Giordano Fund as of September 30, 2007, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for the year then ended and for the period November 7, 2005 through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 6, 2007

GIORDANO FUND

Additional Information (Unaudited)

 ___________________________________________________________________________________________________________________

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov, or is available without charge, upon request, by calling the Fund toll-free at 1-800-773-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Trust and Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer of the Trust, unless otherwise indicated, is 2530 Riva Road, Suite 312, Annapolis, Maryland 21401. The Independent Trustees received no compensation (after waiving their fees) during the fiscal year ended September 30, 2007 from the Fund for their services to the Fund and Trust. The Interested Trustee and officers did not receive compensation from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jonathan C. Hamley, 43	Trustee	Since 10/2005	Owner, Hamley Appraisals since December, 1996	1	None
Murat M. Dorkan, 36	Trustee	Since 10/2005	Financial Advisor/Planner, Dorkan Financial Group, Inc. since November, 1993	1	None
Interested Trustee*
Joseph A. Giordano, 44	Trustee, President, Treasurer, Principal Executive Officer, Principal Financial Officer, and Chief Compliance Officer	Since 10/2005	OSJ/Branch Manager, Capital Investment Group, Inc. (distributor to the Fund) since July, 1992; President, Harbor Discount Investment Corporation since July, 1992; Vice-President, Harbor Investment Counsel since April, 1999; Treasurer, Giordano Holding Corporation since May, 1991; General Manager and President, Giordano Asset Management, LLC since January, 2005	1	None
*Basis of Interestedness: Mr. Giordano is an Interested Trustee because he is the President of Giordano Asset Management, LLC, the investment advisor to the Fund.

                                                                                                                                    (Continued)

GIORDANO FUND

Additional Information (Unaudited)

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Name, Age and Address	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Other Officers
Christopher D. Menconi, 39**	Assistant Secretary	Since 4/2007	Partner, Dykema Gossett, PLLC since August, 2006; Attorney, Morgan Lewis & Bockius, LLC, from April, 2001 to August, 2006; Attorney, Jorden Burt from January, 1995 to March, 2001	n/a	n/a
A. Vason Hamrick, 30	Secretary	Since 4/2007	Corporate Counsel, The Nottingham Company (Administrator to the Funds), since 2004; student 2002 to 2004	n/a	n/a
Adam W. Barnard, 29	Assistant Treasurer	Since 4/2007

Manager - Compliance/Internal Audit for The Nottingham Company (administrator of the Funds) since February 2007; previously, Senior Accountant for The Nottingham Company from 2005 to 2007; previously, Fund Accountant for The Nottingham Company from 2004 to 2005; previously, Fund Accountant for BISYS Fund Services (fund administrator) 2002-2004.

				n/a	n/a
** Mr. Menconi is brother-in-law to the wife of Mr. Giordano.

Giordano Fund

is a series of the

Giordano Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

Giordano Fund	Giordano Asset Management, LLC
c/o NC Shareholder Services, LLC	2530 Riva Road
116 South Franklin Street	S-312
Post Office Drawer 4365	Annapolis, MD 21401-7414
Rocky Mount, North Carolina 27803

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-800-849-4342

World Wide Web @:	World Wide Web @:

nottinghamco.com	giordanofunds.com